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                                 [EXHIBIT 10.27]


                                 LEASE AGREEMENT

        THIS LEASE AGREEMENT ("Lease") is made and entered into as of the 31st day of October, 1997, by and between GENEVA ROCK PRODUCTS, INC., a Utah corporation (hereinafter referred to as the "Landlord"), and Beehive Insurance Agency, a Utah Corporation (hereinafter referred to as the "Tenant," whether one or more).

        The Landlord and the Tenant hereby agree as follows:

        1.     FUNDAMENTAL LEASE PROVISIONS.

        1.1. Description of Premises. The Premises consist of approximately 1,291 square feet of finished useable area (hereinafter the "Useable Area") in the Plaza 5300 Office Building (hereinafter the "Building") situated on certain real property (hereinafter the "Property") located at 302 West 5400 South, Salt Lake City, Salt Lake County, State of Utah. The Premises consist of the area cross-hatched on the floor plan attached as Exhibit A hereto.

        1.2. Rentable Area. The Premises are deemed to consist of 1,490 square feet of rentable area (hereinafter the "Rentable Area"), which Rentable Area consists of the Useable Area plus a portion of the Common Areas (as defined in Section 1.12 hereof) which have been attributed to the Premises.

        1.3. Parking. For purposes of Section 2.2 hereof, the parking stalls consist of five (5) unidentified and unreserved parking stalls located in the Parking Areas located upon the Property (hereinafter the "Parking Areas") and related to the Building. Parking stalls located in the Parking Areas are hereinafter sometimes referred to as the "Parking Stalls."

        1.4.   Landlord's Finishing Allowance.  N/A.

        1.5.   Term.  N/A

        1.6. Rent. The annual rent under this Lease shall be the sum of Nineteen Thousand Three Hundred Seventy Dollars ($19,370.00) per year, computed at the rate of $13.00 per year per square foot of Rentable Area included in the Premises. The annual rent shall be paid in monthly installments of One Thousand Six Hundred Fourteen and 17/100 Dollars ($1,614.17) each as provided in Section
4.1 hereof.

        1.7.   Prepaid Rent.  N/A.

        1.8.   Security Deposit.  N/A.

        1.9. Addresses for Notices. The initial addresses of the Landlord and the Tenant for notices, demands, and other communications under this Lease as provided in Section 13.1 hereof are as follows:

               (a)    Landlord's Address:

                      Geneva Rock Products, Inc.
                      1565 West 400 North
                      Orem, Utah  84057
                      Attn:  Mr. Albert T. Schellenberg

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               (b)    Tenant's Address:

                      Beehive Insurance Agency
                      302 W. 5400 S., Suite 109
                      Murray, Utah  84107
                      Attn:  Doug Snow

        1.10. Brokers. The names of all Real Estate Brokers involved with this Lease are as follows:

                   - None -                    .

        1.11. Common Areas. "Common Areas" means all areas, space, equipment, and special services provided for the joint or common use and benefit of the tenants or occupants of the Building and Property or portions thereof, and their employees, agents, licensees, and other invitees (collectively referred to herein as "Occupants"), including without limitation, the following: Parking Areas, access roads, driveways, retaining walls, landscaped areas, serviceways, pedestrian walks, courts, stairs, ramps, sidewalks, common corridors, restrooms, air conditioning, fan, janitorial, electrical, and telephone rooms or closets, elevators, and all other areas within the Building which are not intended for exclusive use or occupancy by the Landlord or any tenant (whether or not at the time leased or occupied).

        1.12. Improvements. "Improvements" shall mean the Building, the Parking Areas, and all other improvements on the Property necessary or appropriate to enable use of the Building as contemplated from time to time.

        1.13. Exhibits and Riders. Exhibits A through D, inclusive, attached hereto are by this reference made a part hereof.

        1.14.  Deadline for Acceptance.  N/A.

        1.15. References. All references in this Section 1 to other sections of this Lease are for convenience and designate only some of the other sections where references to particular Fundamental Lease Provisions appear. Each reference in this Lease to any of the Fundamental Lease Provisions contained in this Section 1 shall be construed to incorporate all of the terms provided under each such Fundamental Lease Provision. In the event of conflict between any Fundamental Lease Provision and the balance of the Lease, the latter shall in all events control.

        2.     PREMISES.

        2.1. Premises. For and in consideration of the rents herein reserved and the covenants and agreements herein contained on the part of the Tenant to be performed and observed, the Landlord hereby leases and demises to the Tenant, and the Tenant hereby takes from the Landlord, the Premises described in Section
1.1 hereof.

        2.2. Parking Stalls. During the term of this Lease and subject to reasonable rules and regulations from time to time adopted by the Landlord, the Tenant shall have the nonexclusive right to use, on an unreserved basis up to, but not exceeding, the number of Parking Stalls specified in Section 1.3. In addition to other reasonable rules and regulations relating to parking, the Landlord shall have the right to designate specific Parking Stalls or areas in the Parking Areas located upon the Property for exclusive use by visitors or by other lessees, occupants, or users of the Improvements. Automobiles of the Tenant and all Occupants associated with the Tenant shall be parked only in Parking Stalls designated by the Landlord for use by the Tenant and not otherwise reserved by the Landlord for use by visitors or by any other tenant or Occupant associated with any other tenant. The Landlord shall have no obligation to

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ensure that the parking rights of the Tenant provided for in this Section 2.2 are not impaired or violated by other parties, including without limitation other lessees, occupants, and users of the Improvements. In no event shall automobiles, trucks, or vehicles of any nature be parked at any time in access roads, driveways, serviceways, or loading docks (except for such periods of time as are reasonably necessary for loading or unloading such trucks or vehicles and not prohibited by the rules and regulations established by the Landlord).

        2.3. Use of Additional Areas. During the term of this Lease and subject to reasonable rules and regulations from time to time adopted by the Landlord, the Tenant shall have the non-exclusive right to use the Common Areas with respect to the Building and the Property as may be reasonably necessary for access to and egress from the Premises and the Parking Areas.

        2.4. No Airspace or Subsurface Rights. This Lease confers no rights with respect to the subsurface of the Property below the lowest level of the floor of the Premises, or with respect to airspace more than one (1) foot above the interior ceiling of the top floor of the Premises.

        2.5. Finishing of Premises. The arrangement that is to apply relative to improvement and finishing of the Premises is described in Exhibit B attached hereto. The monetary contribution that is to be made by the Landlord toward the cost of such improvement and finishing (which is referred to in Exhibit B as the "Landlord's Finishing Allowance"), if any, is the sum specified in Section 1.4 hereof as the Landlord's Finishing Allowance. The Landlord's Finishing Allowance shall be disbursed to the contractors who have accomplished the improvement and finishing of the Premises in accordance with the procedures and guidelines set forth in Exhibit B attached hereto. The Tenant shall be solely responsible for all other amounts expended or incurred in connection with improvement and finishing of the Premises.

        3.     TERM AND OCCUPANCY.

        3.1. Term. The term of this Lease shall be for the period specified in
Section 1.5 hereof.

        4.     RENT AND PAYMENT OF RENT.

        4.1. Basic Rent. The Tenant shall pay to the Landlord as annual rent, in excess of any other charge to be paid by the Tenant under this Lease, the sum per year specified in Section 1.6 hereof, which annual rent shall be payable in equal consecutive monthly installments each in the amount specified in said
Section 1.6, in advance on the first day of each and every calendar month throughout the term hereof; (provided, however, that if the commencement date of the term is other than the first day of a calendar month, then the Tenant shall pay to the Landlord, on such date, a pro rata share of the monthly rent amount as rent for the fractional calendar month with which the term hereof begins). Any rent or other charges under this Lease not paid by the Tenant when due shall bear interest from the due date thereof until paid at the rate of eighteen percent (18%) per annum.

        4.2. Prepaid Rent. Concurrently with the Tenant's execution of this Lease, the Tenant shall pay to the Landlord the sum specified in Section 1.7 hereof as prepaid monthly rent for the calendar month(s) specified in said
Section 1.7, to the extent such sum is sufficient therefor.

        4.3. Adjustment of Basic Rent. As of January 1 of each year during the term hereof and every January 1 thereafter (hereinafter the "Adjustment Date(s)"), including the option term, the amount of the basic rent under Section
4.1 hereof (including the annual rent and the monthly installments) shall be increased as provided in this Section 4.3. The base for computing the increase shall be the United States Consumer Price Index--All Items (for all urban consumers) published by the United States Department of Labor, Bureau of Labor Statistics (hereinafter the "Index"), which is published nearest the date on which the term of this Lease commences (hereinafter the "Base Index"). If the Index published nearest the

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respective Adjustment Date (hereinafter the "Extension index") has increased over the Base Index, then the basic rent under Section 4.1 hereof for the term of this Lease remaining after the respective Adjustment Date shall be determined by multiplying the basic rent by a fraction, the numerator of which is the Extension Index and the denominator of which is the Base Index. If the Extension Index has not increased over the Base Index, then the basic rent for the term of this Lease remaining after the Adjustment Date (until the next Adjustment Date) shall remain unchanged from the amount of basic rent immediately preceding such Adjustment Date. Promptly following adjustment of the basic rent hereunder, the Landlord and the Tenant shall execute an amendment to this Lease stating the new basic rent; provided, however, failure of the parties to execute such amendment shall not relieve the Tenant of its obligation to pay increases in back rent pursuant to this Section 4.3. If publication of the Index is discontinued, the Landlord and the Tenant agree to accept comparable statistics on the average cost of living for urban areas or cities in the United States computed and published by an agency of the United States or a responsible financial periodical of recognized authority to be selected by the Landlord and approved by the Tenant, such approval not to be unreasonably withheld by the Tenant.

        4.4. Place of Payment. All payments of rent, additional rent, and other amounts to be paid to the Landlord under the terms of this Lease shall be made in lawful money of the United States, free from all claims, demands, set-offs, and counterclaims of any kind or nature whatsoever, and shall be delivered to the Landlord at such place as the Landlord may from time to time designate in writing.

        4.5. Option Term Rent. Basic rent under Section 4.1 hereof shall, during the Option Term, be equal to the basic rent payable at the expiration of the initial term of this Lease, subject to periodic adjustment during the Option Term in accordance with Section 4.3 hereof.

        5.     SECURITY DEPOSIT.

        5.1. Amount of Deposit. The Tenant, contemporaneously with the execution of this Lease, shall deposit with the Landlord a security deposit in the sum specified in Section 1.8 hereof. Such deposit shall be held by the Landlord, without liability for interest, as security for the faithful performance by the Tenant of all of the terms, covenants, and conditions of this Lease on the part of the Tenant to be observed or performed during the term hereof. If at any time during the term of this Lease any of the rent herein provided shall be overdue and unpaid, or any other sum to be paid hereunder by the Tenant to the Landlord shall be overdue and unpaid, then the Landlord shall at its option have the right, but not the obligation, to appropriate and apply any portion of said deposit to the payment of any such overdue rent or other sum. If the entire deposit, or any portion thereof, should be appropriated and applied by the Landlord for the payment of overdue rent or other sums to be paid hereunder by the Tenant to the Landlord, then the Tenant shall immediately upon demand remit to the Landlord a sufficient amount in cash to restore said security deposit to the sum specified in Section 1.8 hereof, and the Tenant's failure to do so within ten (10) days after receipt of such demand shall constitute a default under this Lease. If the Tenant complies with all of said terms, covenants, and conditions and promptly pays all of the rent herein provided for and all other sums to be paid by the Tenant to the Landlord hereunder, then the said security deposit shall be returned in full to the Tenant within thirty (30) days after the termination of this Lease. The Landlord's obligations with respect to the security deposit are those of a debtor, and not of a trustee.

        5.2. Transfer of Deposit. In the event of an assignment or transfer of the Landlord's interest in the Premises, the Landlord shall have the right to transfer the security deposit or remaining balance thereof to the assignee or transferee of the Landlord's interest, and the Landlord shall thereupon be released and discharged from all liability for return of such deposit. In the event of any permitted assignment of this Lease by the Tenant, the security deposit shall be deemed to be held by the Landlord as a deposit made by the assignee, and the Landlord shall have no further liability with respect to return of said deposit to the assignor.

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        6.     USE OF PREMISES.

        6.1. Use. The Tenant shall use the Premises only as general office space (excluding medical and dental offices) and for purposes ordinarily incidental to such use. The business to be conducted from the Premises shall be only the insurance business; no other business or activity shall be conducted upon the Premises without the prior written consent of the Landlord, which the Landlord may withhold in its sole discretion. The Tenant shall not make any use of the Premises which would in any way increase the cost of fire or other insurance on the Building or limit any portion of the coverage thereunder. The Tenant shall not commit any waste upon the Premises and shall not conduct or allow any business, activity, or thing on the Premises which is or becomes unlawful, prohibited, or a nuisance or which may be an annoyance or cause damage to the Landlord or other lessees, occupants, or users of the Improvements. The Tenant shall comply with and abide by all laws, ordinances, and regulations of all municipal, county, state, and federal authorities which are now in force or which may hereafter become effective with respect to use and occupancy of the Premises, including without limitation all requirements imposed under the Americans with Disabilities Act. The Tenant shall not overload the floor of the Premises. The Tenant shall not obstruct or use for other than their intended purposes any part of the Property, Parking Areas, or Common Areas.

        6.2. Rules and Regulations. The Tenant shall comply with the rules and regulations attached hereto as Exhibit C. In addition, the Landlord shall have and reserves the right from time to time to adopt, promulgate, amend, and supplement rules and regulations applicable to the Property, the Improvements, and the use and operation thereof. Provided that such additional rules and regulations are reasonable and do not discriminate against the Tenant in favor of other lessees of space in the Building (other than the designation of reserved Parking Stalls), the Tenant agrees to comply with and observe all such rules and regulations. The Tenant's failure to do so shall constitute a default under the terms of this Lease just as if such rules and regulations were contained herein as covenants. The Landlord shall not be responsible to the Tenant for enforcement of any such rules and regulations against other parties, including other lessees of space in the Building.

        6.3. Access to Premises. The Landlord shall have the right and the Tenant shall permit the Landlord to enter the Premises at reasonable times for the purpose of inspecting, altering, and repairing the Premises and ascertaining compliance with the provisions of this Lease by the Tenant; provided, that such right of access shall not create any duty or obligation of maintenance or repair by the Landlord other than as expressly provided in this Lease. The Landlord may show the Premises to prospective purchasers, lessees, or mortgagees at reasonable times. During the nine months prior to the expiration of the term of this Lease or any renewal term or any time the Tenant is in default, the Landlord may exhibit the Premises to prospective tenants and place upon the Premises the usual notices "To Let" or "For Rent," which notices the Tenant shall permit to remain thereon without molestation. The Landlord may enter the Premises without notice to the Tenant in the event of an emergency affecting the Building.

        6.4. Rights upon Termination. All alterations, additions, and fixtures, other than the Tenant's movable personal property, which have been made or installed by either the Landlord or the Tenant in the Premises shall be the Landlord's property and shall be surrendered with the Premises as a part thereof. Notwithstanding termination of the term of this Lease, the Tenant shall be and remain liable to fully perform and fulfill all of its obligations under this Lease relating to events occurring, circumstances existing, or obligations or claims arising or attributable to, the period prior to the date of termination.

        6.5. Signs and Advertising. The Tenant, at its sole cost and expense, shall have the right to place, construct, and maintain an interior sign on the door to the Premises. Such interior sign shall be placed in the location in the Building, in conformity with the size, location, construction, and style specifications, and installed in accordance with the specifications set forth in Exhibit B attached hereto. Except for the sign approved in Exhibit B, the Tenant shall not have the right to place, construct, or

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maintain any other sign, advertisement, awning, banner, or other decoration visible from the exterior of the Premises without the Landlord's prior written consent, which consent may be withheld in the sole discretion of the Landlord. Upon termination of this Lease, the Tenant shall, at the Tenant's sole cost and expense, remove all signage from the Building, repair any damage occasioned by or resulting from the installation and/or removal of such signage, and restore the Building to the condition as existed prior to installation of the Tenant's sign.

        6.6. Hazardous Substances. The Tenant represents, warrants, and covenants that the Tenant will not permit the Premises to be used to generate, manufacture, refine, transport, store, use, handle, dispose of, transfer, produce, process, or contain any "Hazardous Substances," as defined below. The Tenant shall hold harmless, indemnify, and defend the Landlord and its shareholders, officers, directors, employees, representatives, successors, and assigns from and against any and all claims, fines, penalties, costs, injury, expenses (including costs and expenses of remediation or clean-up), losses, liabilities, and damages of any nature, arising from or related to any Hazardous Substances brought upon the Premises during the term of this Lease or any extensions hereof. The Tenant will not permit any petroleum products or Hazardous Substances to be brought upon, stored, used, located, or installed in or upon the Premises. As used herein, "Hazardous Substances" shall mean any substances or material defined or designated as hazardous or toxic waste, hazardous or toxic chemical, hazardous or toxic material, hazardous or toxic substance, or other similar term, by any federal, state, or local environmental statute, regulation, or ordinance presently in effect or coming into effect prior to the termination of this Lease and surrender of the Premises by the lessee pursuant to Section 13.4 hereof, and, as to the substances and materials which are not specifically identified in any such statute, regulation, or ordinance by name, which are known to be toxic or hazardous under presently existing and generally accepted scientific knowledge.

        7.     UTILITIES, MAINTENANCE, AND ALTERATIONS.

        7.1.   Tenant's Maintenance.

        The Tenant shall, at the Tenant's sole cost and expense, keep and maintain the Premises in good condition and repair, and shall suffer no waste with respect thereto. The Tenant shall, at the Tenant's sole cost and expense, make all needed repairs and replacements, ordinary and extraordinary, including, but not limited to replacement of cracked or broken glass, and shall keep the plumbing units, pipes, and connections free from obstruction and protected against ice and freezing. The Tenant shall replace or repair, at the Tenant's sole cost and expense, any damage caused to any portion of the Property, the Building, or any other Improvement by the Tenant, its employees, contractors, representatives, or invitees. All repairs by the Tenant shall be at the Tenant's sole expense, under the Landlord's supervision. These repairs and replacements will be of a quality equal to the original work. Although the Landlord shall have no duty or obligation to notify the Tenant of needed repairs or maintenance, if any repairs or maintenance required to be made by the Tenant hereunder are not made within ten (10) days after written notice delivered to the Tenant by the Landlord designating the need for such repairs or maintenance, the Landlord may, at its option, make such repairs, and the Tenant shall pay to the Landlord, upon demand, as additional rent hereunder, the cost of such repairs plus fifteen percent (15%) as an administration fee to the Landlord. At the expiration of this Lease, the Tenant shall surrender the Premises in the same condition in which they existed at the commencement of this Lease, reasonable wear excepted, and shall surrender all keys for the Premises to the Landlord and shall inform the Landlord of all combinations on locks, safes, and vaults, if any, in or upon the Premises.

        7.2. Alterations. The Tenant shall not make any alterations to the Premises without the Landlord's prior written consent. Any alterations shall remain on and be surrendered with the Premises on expiration or termination of the termination of the term of this Lease, except that the Landlord can elect prior to expiration of the term, or within ninety (90) days after termination of the term, to require the Tenant to remove any alternations that the Tenant has made to the Premises. If the Landlord elects to

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require the Tenant to remove any alterations from the Premises, the Tenant, at its sole cost and expense, shall remove such alternations and restore the premises to their condition existing prior to the Tenant's alterations, before the last day of the term, or within twenty (20) days after notice of election as given, whichever is later. If the Tenant makes any alterations to the Premises as provided in this Section 7.2, the alterations shall not be commenced until ten (10) days after the Landlord has received written notice from the Tenant stating the date the installation of the alterations is to commence, describing in detail the alterations to be made, and providing satisfactory evidence to the Landlord of arrangements for payment for such alterations. All alterations by the Tenant must be made by a contractor licensed to perform such work in the State of Utah. This notice shall not relieve the Tenant of the necessity for obtaining the consent of the Landlord as provided in this Section 7.2.

        7.3. Mechanic's Liens. The Tenant shall pay all costs for construction done by it or caused to be done by it on the Premises as permitted by this Lease. The Tenant shall keep the Premises free and clear of all mechanic's liens or other liens or encumbrances resulting from construction by or for the Tenant. The Tenant shall have the right to contest the correctness or validity of any such lien if, immediately on demand by the Landlord, the Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in Utah and reasonably acceptable to the Landlord in an amount equal to two (2) times the amount of the claim of lien. The bond shall provide for the payment of any sum that the claimant may recover on the claim (together with attorneys' fees and costs of suit, if it recovers in the action). In the event such bond is insufficient to cause the lien to be released from the Property, the Tenant shall be required to make payment of the claims as necessary to release and discharge the liens from the Property.

        7.4. Utilities and Services. In addition to the rent and additional rent as provided herein, the Tenant shall make all arrangements for and pay for all utilities and services furnished to or used on or in the Premises at the request of the Tenant, including without limitation telephone, cable, and internet service, and hook-up and connection charges. In the event that the Tenant fails to pay any charges for utilities to be paid by it pursuant to this Lease, such payment may, but need not, be made by the Landlord and upon such payment, the amount paid by the Landlord plus fifteen percent (15%) for administration, shall be treated as additional rent due from and immediately payable by the Tenant to the Landlord hereunder.

        The Landlord shall provide heat and air conditioning as required for the comfortable occupancy of the Demised Premises under normal business conditions, daily from 7:00 a.m. to 6:00 p.m., Saturdays, Sundays, and holidays excepted. Further, the foregoing refers to heating and air conditioning under normal use and does not include any areas which develop excessive heat from machines, lights, or other sources. The air conditioning and heating in all such areas which require special treatment shall, upon the Landlord's written consent as to the design and quality thereof, be installed and paid for by the Tenant and the additional electrical or gas consumption shall be paid by the Tenant at the utility rates in effect from time to time.

        The Landlord may, at its option, but at the Tenant's expense, install appropriate meters to properly record the Tenant's utility useage. The Tenant agrees to pay the Landlord for any electrical consumption in excess of electrical consumption customary for other tenants in the Building for normal business hours.

        7.5 Janitorial Services. Janitorial services shall be provided by the Landlord in the attached Exhibit D entitled "JANITORIAL SERVICES", which by this reference is incorporated as part of this Lease. Janitorial services shall be provided in the evening, Monday through Friday, and shall be of the same quality as other Class B buildings located in the geographical area of the Building. These services shall be provided to the Premises and all Common Areas in the Building.

        8.     INDEMNITY AND EXCULPATION; INSURANCE.

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        8.1. Exculpation of Landlord. The Landlord shall not be liable to the
Tenant for any damage to the Tenant or the Tenant's property from any cause. The Tenant waives all claims against the Landlord for damage to person or property arising for any reason, except that the Landlord shall be liable to the Tenant for damage to the Tenant resulting from the negligent or wrongful acts or omissions of the Landlord or its authorized representatives.

        8.2. Indemnity. The Tenant shall release, defend, indemnify and hold the Landlord and its officers, shareholders, directors, employees, agents, representatives, successors, and assigns harmless from all claims, injury, loss, liability, judgments, or damages arising out of any damage to any person or property occurring in, on, or about the Premises, except that the Landlord shall be liable to the Tenant for damage resulting from the gross negligence or intentional wrongful acts or omissions of the Landlord or its authorized representatives. The Landlord shall hold the Tenant harmless from all damages arising out of any such damage resulting solely from its gross negligence or intentional wrongful acts or omissions with respect to the Premises.

        8.3. Insurance to be Provided by Tenant. The Tenant shall maintain the insurance described below throughout the Term of this Lease, all extensions thereof, and during any period when the Premises is in the possession of the Tenant, and each policy of such insurance will name, as insureds, the Tenant, the Landlord, and any lender or mortgagee of the Landlord as their respective interests may appear. The insurance which the Tenant is required to maintain is as follows:

        (i) Insurance on all Improvements erected by the Tenant on the Premises and all personal property, equipment, fixtures, or inventory of the Tenant located upon the Premises against loss or damage by fire and such other risks as are now or hereafter included in an extended coverage (all risks) endorsement in common use for commercial structures, including vandalism, malicious mischief, and theft. The amount of such all risks property insurance shall be sufficient to prevent either the Landlord or the Tenant from becoming a co-insurer under the provisions of the policies, but in no event shall the amount be less than ninety percent (90%) of the then actual replacement cost of such Improvements, personal property, equipment, fixtures, or inventory on the Premises, without deduction for depreciation. Such policies shall include an agreed amount endorsement.

        (ii) Commercial general liability insurance, including without limitation, public liability and property damage insurance, personal injury liability, broad form contractual liability (sufficient to cover the Tenant's indemnification obligations under this Lease), employer's liability, and owner's and contractor's protective insurance coverage, as well as owned and nonowned auto liability, with respect to the Premises and those areas of the Property used by the Tenant as Common Areas, and all Improvements located thereon or therein, with coverage including the activities and operations conducted by the Tenant and any other person on the Premises and by the Tenant and any other person performing work on behalf of the Tenant and those for whom the Tenant is in law responsible.

        These policies will be (1) written with limits of at least One Million and No/100 Dollars ($1,000,000.00) per occurrence for bodily injury and property damage combined, and aggregate coverage limits of at least One Million and No/100 Dollars ($1,000,000.00) for bodily injury and for any one or more persons, or property damage (but the Landlord, acting reasonably, or the mortgagee of the Landlord, may require higher limits from time to time), and (2) containing a severability of interests clause and cross-liability clauses.

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        (iii) All statutory workman's compensation insurance, including without limitation all employer's liability coverage and other employer's insurance commonly insured against by prudent tenants.

        (iv) Automobile liability insurance, with a minimum combined single limit coverage of Three Hundred Thousand and No/100 Dollars ($300,000.00) or greater.

        8.4. Insurance Requirements. The policies of insurance required under
Section 8.3 above will contain the mortgagee's standard mortgage clause and may have reasonable deductibles of up to Five Thousand and No/100 Dollars ($5,000.00). If there is a dispute as to the amount of the replacement cost, the Landlord shall reasonably determine such amount. All policies will (i) be taken out with insurers acceptable to the Landlord, having a Best rating of A- or better; (ii) be in a form reasonably satisfactory to the Landlord; and (iii) contain an undertaking and agreement by the insurers to notify the Landlord and the Landlord's mortgagee(s) in writing not less than thirty (30) days before any material change, cancellation, or termination of any such insurance. The policy shall name the Landlord and the Tenant as insureds, and shall contain a clause that the insurer will not cancel or materially change the insurance pertaining to the Premises without first giving the Landlord and the Landlord's lender, if any, thirty (30) days written notice of change or cancellation. In addition to delivery of evidence of insurance as provided in Section 8.6 hereof, the Tenant shall at all times during the term hereof provide the Landlord with evidence of current insurance coverage within ten (10) days of the Landlord's written request for the same. All public liability, property damage, and other liability policies shall be written as primary policies, not contributing with coverage which the Landlord may carry. All such policies shall contain a provision that the Landlord, although named as an insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, its representatives, agents, and employees by reason of the negligence of the Tenant. All such insurance shall specifically insure the performance by the Tenant of the indemnity agreement as to liability for injury to or death of persons or injury to or damage to property contained in Section 8.2 hereof.

        8.5. Waiver of Subrogation. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

        8.6. Evidence of Insurance. The Tenant shall deliver certificates of insurance, reasonably acceptable to the Landlord, executed by the Tenant's insurers evidencing that the required insurance is in force, or, if required by the Landlord or the Landlord's mortgagee, the Tenant will deliver certified copies of each insurance policy as soon as possible after the placing of the insurance. No review or approval of any insurance certificate or insurance policy by the Landlord derogates from or diminishes the Landlord's rights under this Lease.

        8.7. Cancellation of Insurance. The Tenant shall not do or permit anything to be done that results in the cancellation or threatened cancellation or the reduction of coverage, or the threatened

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
reduction of coverage, or the increase in the cost of premiums, under any insurance policy on the Property, the Building, or the Improvements.

        9.     DAMAGE, DESTRUCTION, AND CONDEMNATION.

        9.1. Except as otherwise provided in this Lease, in the event the Premises are damaged by fire or other casualty, such damages shall be repaired by and at the expense of the Landlord, but only to the extent that insurance proceeds are available to the Landlord in an amount sufficient to accomplish such repairs.

        In the event such repairs cannot, in the reasonable opinion of the Landlord, be substantially completed within sixty (60) days after the occurrence of such damage (without the payment of overtime or other premiums) or with the amount of insurance proceeds paid to the Landlord, the Landlord may, at its option, exercisable by giving written notice to the Tenant within thirty (30) days after the occurrence of such damage, make such repairs within a reasonable time. In such event, this Lease shall continue in full force and effect and the rent payable by the Tenant hereunder shall be reduced in accordance with the provisions of this Section 9, until such repairs are completed.

        In the event the Landlord determines in its reasonable opinion that such repairs cannot be substantially completed within such sixty (60) day period, or with the amount of insurance proceeds paid to the Landlord, and the Landlord does not elect within thirty (30) days after the occurrence of such damage to make such repairs, then either the Landlord or the Tenant may, by written notice given to the other party within forty (40) days after the occurrence of such damage, terminate this Lease. Such termination shall not release or discharge the Tenant from its obligations to indemnify the Landlord pursuant to Section
8.2 hereof or its obligations resulting from a breach of the provisions of this Lease occurring prior to termination.

        Notwithstanding anything contained in this Lease to the contrary, the Landlord shall not be responsible for any repairs or replacements caused by or resulting from the negligence or wrongful acts of the Tenant or the Tenant's employees, invitees, agents, or representatives. The Tenant shall be responsible to repair and restore all damages caused by or resulting from the negligence or wrongful acts of the Tenant or the Tenant's employees, invitees, agents, or representatives. The Tenant shall not be entitled to terminate this Lease or to obtain a reduction in rent pursuant to the provisions of this Section 9 if the damage or destruction to the Premises is caused by or results from the negligence or wrongful acts of the Tenant or the Tenant's employees, invitees, agents, or representatives.

        The Landlord shall not be required to make any repairs to or replacements of any property installed in the Premises by the Tenant. Unless this Lease is terminated by the Landlord, the Tenant shall repair and refixture the interior of the Premises in a manner and in at least a condition equal to that existing prior to the destruction or casualty, and the proceeds of all insurance carried by the Tenant on its property and fixtures shall be held in trust by the Tenant for the purpose of said repair and replacement.

        To the extent covered by insurance, the Landlord and the Tenant hereby release each other from responsibility from loss or damage occurring on or to the Premises or to the contents thereof, caused by fire or other hazards covered by the fire and extended coverage insurance policies in force on the Premises and each waives all rights of recovery against the other for such loss or damage. Willful misconduct lawfully attributable to either party, whether in whole or in part a contributing cause of the casualty giving rise to the loss or damage, shall not be excused under the foregoing release and waiver.

        9.2. Tenant Finish. The Landlord shall not be required to repair any damage by fire or other cause to, or to make any repairs or replacements of, any panels, decorations, office fixtures, floor coverings, partitions, or other property installed in the Premises by the Tenant. The Tenant shall not be


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
entitled to any compensation or damages from the Landlord for loss of the use of the whole or any part of the Premises, or the Tenant's personal property, or any inconvenience or annoyance occasioned by such damage, repair, reconstruction, or restoration.

        9.3. Abatement. In the event the Landlord elects to undertake repair of the Premises in accordance with the provisions of Section 9.1 hereof, any abatement of rent shall end five (5) days after notice by the Landlord to the Tenant that the Premises have been repaired to the condition existing immediately prior to the date of such damage. If the damage is caused by the negligence or wrongful conduct of the Tenant or its employees, agents, invitees, or concessionaires, there shall be no abatement of rent.

        9.4. Condemnation. As used in this section, the term "Condemnation Proceeding" shall mean any action or proceeding in which any interest in the Property or in the Improvements is taken for any public or quasi-public purpose by any lawful authority through exercise of the power of eminent domain or by purchase or otherwise in lieu thereof. If the whole of the Premises is taken through Condemnation Proceedings, then this Lease shall automatically terminate as of the date of taking. If part, but not all, of the Premises is taken, either the Landlord or the Tenant may terminate this Lease. The Landlord shall have the right to terminate this Lease in the event any portion of the Improvements (whether or not including the Premises) or of the Property is taken which, in the Landlord's reasonable judgment, substantially interferes with the ability to operate or use the Property and Improvements for the purposes for which they were intended. Any such right of termination must be accomplished through written notice to the other party given no later than sixty (60) days after the later of the date of taking or the date on which the condemning authority takes possession. In all other cases, or if neither party exercises its right to terminate, this Lease shall remain in effect. If a portion of the Premises is taken, the rent payable hereunder shall be reduced in the proportion that the Useable Area taken bears to the original total Useable Area included in the Premises. Whether or not this Lease is terminated as a consequence of Condemnation Proceedings, all damages or compensation awarded for a partial or total taking, including any award for severance damages and any sums compensating for diminution in the value of or deprivation of the leasehold estate under this Lease, shall be the sole and exclusive property of the Landlord; provided, however, that the Tenant shall be entitled to any award for the loss of or damage to the Tenant's alterations approved hereunder, trade fixtures, and removable personal property.

        10.    ASSIGNMENT AND SUBLETTING.

        10.1. Assignment and Subletting. The Tenant shall not, either voluntarily or by operation of law, assign, transfer, mortgage, or encumber this Lease or any interest herein, or sublet the Premises or any part thereof, without first obtaining the written consent of the Landlord, which consent the Landlord may grant or withhold in its sole and absolute discretion. A consent to one such transaction shall not be deemed to be a consent to any subsequent transaction. Consent to any assignment or subletting shall in no way relieve the Tenant of any of its obligations under this Lease. Any assignment or subletting without the Landlord's written consent shall constitute a default under this Lease. The Landlord's acceptance of rent hereunder from any party other than the Tenant shall in no event be or be deemed to be a waiver by the Landlord of any provision of this Lease or a consent by the Landlord to any assignment, transfer, mortgage, encumbrance, or subletting.

        Any dissolution, merger, consolidation, or other reorganization of the Tenant, or the sale or other transfer of a controlling percentage of the capital stock or other ownership interests of the Tenant, or the sale of at least fifty-one percent (51%) of the value of the assets of the Tenant, shall be deemed a voluntary assignment. The phrase "Controlling Percentage" means the ownership of, and the right to vote, stock possessing at least fifty-one percent (51%) of the total combined voting power of the governing body of the Tenant. This section shall not apply to corporations, the stock of which is traded through an exchange or over the counter.

        The Tenant immediately and irrevocably assigns to the Landlord, as security for the Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Premises as permitted by this Lease, and the Landlord, as the assignee and as attorney-in-fact for the Tenant, or a receiver for the Tenant appointed on the Landlord's application, may collect such rent and apply it toward the Tenant's obligations under this Lease; except that, until the occurrence of an act of default by the Tenant, the Tenant shall have the right to collect such rent.

        If the Tenant requests the Landlord to consent to a proposed assignment or subletting, the Tenant shall pay the Landlord, whether or not consent is ultimately given, the Landlord's reasonable attorneys' fees incurred in connection with each such request.

        11.    DEFAULT AND REMEDIES.

        11.1. Default by Tenant. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by the
Tenant: (a) The vacating or abandonment of the Premises; (b) the failure by the Tenant to make any payment of rent hereunder within five (5) days after such payment falls due; (c) the failure by the Tenant to make any other payment required to be made by the Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after notice from the Landlord that said payment is due and payable; or (d) the failure by the Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by the Tenant, other than those described above, where such failure shall continue for a period of thirty (30) days after written notice thereof by the Landlord to the Tenant.

        11.2. Remedies for Tenant's Default. In the event of any default under this Lease by the Tenant, the Landlord shall have the following remedies:

        (a) At its option and without waiving any default by the Tenant, the Landlord shall have the right to continue this Lease in full force and effect and to collect all rent, additional rent, and other amounts to be paid by the Tenant hereunder as and when due. During any period that the Tenant is in default hereunder, the Landlord shall also have the right, pursuant to legal proceedings or pursuant to any notice provided for by law, to enter and take possession of the Premises, without terminating this Lease, for the purpose of reletting said Premises or any part thereof and making any alterations and repairs that may be necessary or desirable in connection with such reletting. Any such reletting or relettings may be for such term or terms (including periods that would exceed the remaining term hereof), and at such rent or rents, and upon such other terms and conditions as the Landlord may in its sole discretion deem advisable. The Tenant agrees to pay to the Landlord the cost of recovering possession of the Premises, all expenses of reletting (including without limitation broker's commissions, expenses of remodeling the Premises required by the reletting, and like costs), and any other costs or damages arising out of the Tenant's default. Notwithstanding any reentry, the liability of the Tenant for the rent provided for herein shall not be extinguished for the balance of the term of this Lease; and the Tenant agrees to pay to the Landlord any deficiency arising from reletting the Premises at a lesser rent than applies under this Lease. No act by the Landlord nor entry or taking possession of the Premises by the Landlord shall be construed as an election by the Landlord to terminate this Lease, unless the Landlord gives written notice of such election to the Tenant or unless such termination shall be decreed by a court of competent jurisdiction. Notwithstanding any reletting by the Landlord without termination, the Landlord may at any time thereafter terminate this Lease for such previous default by giving written notice thereof to the Tenant. If the Landlord elects to relet the Premises as provided in this Section 11.2(a), rent that the Landlord receives from reletting shall be applied to the payment of:
(i) first, any indebtedness from the Tenant to the Landlord other than rent due from the Tenant; (ii) second, all costs, including maintenance, incurred by the Landlord in reletting; and (iii) third, rent, additional rent, and other amounts due and unpaid under this Lease. After deducting the payments referred to in this Section 11.2(a), any sum remaining from the rent the Landlord receives from reletting shall be held by the Landlord and applied in payment of future rent as rent becomes due under this Lease. In no event shall the Tenant be entitled to any excess rent received by the Landlord. If, on the date rent is due under this Lease, the rent received from the reletting is less than the rent or other costs or indebtedness due on that date as provided in this Section 11.2(a), the Tenant shall pay such deficiency to the Landlord immediately upon demand therefor by the Landlord.

        (b) The Landlord shall have the right at its option to terminate this Lease and the Tenant's right to possession hereunder by giving notice thereof to the Tenant, in which case this Lease shall terminate and the Tenant shall immediately surrender possession of the Premises to the Landlord. In such event the Landlord shall be entitled to recover from the Tenant all damages incurred by the Landlord by reason of the Tenant's default, determined as follows: (i) The worth, at the time of the award, of the unpaid rent, additional rent, and other amounts payable under the terms and provisions of this Lease that had been earned and were unpaid at the time of termination of this Lease; (ii) the worth, at the time of the award, of the amount by which the unpaid rent, additional rent, and other amounts that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of such rent, additional rent, and other amounts that the Tenant proves could have been reasonably avoided; (iii) the worth, at the time of the award, of the amount by which the unpaid rent, additional rent, and other amounts for the balance of the term of the Lease after the time of the award exceeds the amount of the loss of rent, additional rent, and other amounts that the Tenant proves could have been reasonably avoided; and (iv) any other amount, and court costs, necessary to compensate the Landlord for all detriment, injury, or loss proximately caused by the Tenant's default. "The worth, at the time of the award," as used in (i) and (ii) of this Section 11.2(b), is computed by allowing interest at the lesser of eighteen percent (18%) per annum or the maximum rate an individual is permitted by law to charge "the worth, at the time of the aware," as referred to in (iii) of this Section 11.2(b), is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

        (c) The Landlord, at any time after the Tenant commits a default and has failed to perform within fifteen (15) days of notice of such default from the Landlord, can cure the default at the Tenant's cost. If the Landlord, by reason of the Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by the Landlord shall be immediately due from the Tenant to the Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the lesser of eighteen percent (18%) per annum or the maximum rate an individual is permitted by law to charge from the date the sum is paid by the Landlord until the Landlord is reimbursed by the Tenant. The sum, together with interest on it, shall be additional rent.

        (d) In addition to the remedies provided in Sections 11.2(a) and (b) hereof, the Landlord shall have all remedies now or hereafter provided by law for enforcing the provisions of this Lease and the Landlord's rights hereunder. In the event of any default hereunder by the Tenant, the Landlord shall be entitled to recover from the Tenant all costs and expenses (including reasonable attorneys' fees and court costs) incurred by the Landlord, with or without suit, in obtaining possession of the Premises, in collecting any rent, additional rent, or other amount due hereunder, or in enforcing or interpreting the provisions of this Lease or any right of the Landlord hereunder.

        11.3. Late Charge. The Tenant hereby acknowledges that late payment by the Tenant to the Landlord of rent or other sums due hereunder will cause the Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed upon the Landlord under the terms of any mortgage or deed of trust affecting real property that includes the Premises. Accordingly, if any payment of rent or any other sum due from the Tenant is not received by the Landlord or the Landlord's designee within five (5) days after said amount is due, the Tenant shall pay to the Landlord a late charge equal to the greater of $ 161.42 or ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the cost that the Landlord will incur by reason of the late payment by the Tenant. Such late charge shall be in addition to, and not in lieu of, interest at the rate of eighteen percent (18%) per annum until paid on any delinquent amounts owing in connection with this Lease and any and all costs and expenses, including attorneys' fees, incurred by the Landlord in collecting or attempting to collect any such delinquent amounts.

        11.4. Default by Landlord. The Landlord shall not be in default under this Lease unless the Landlord fails to perform an obligation required of it within thirty (30) days after written notice by the Tenant to the Landlord and to the holder of any first mortgage or deed of trust covering the real property of which the Premises are a part, whose name and address have theretofore been furnished to the Tenant in writing, specifying the respects in which the Landlord has failed to perform such obligation; provided, however, that if the nature of the Landlord's obligation is such that more than thirty (30) days are reasonably required for performance or cure, then the Landlord shall not be in default if the Landlord or such holder commences performance within such 30-day period and thereafter diligently prosecutes the same to completion. In no event shall the Tenant have the right to terminate this Lease or to withhold the payment of rent or other charges provided for herein as a result of the Landlord's default.

        12.    FINANCING AND SUBORDINATION.

        12.1. Subordination. The Tenant agrees that this Lease shall automatically be subordinate to the lien of any first-position mortgage or deed of trust now or hereafter placed against the real property of which the Premises comprise a part and to all renewals, modifications, supplements, consolidations, and extensions thereof; provided, however, that in the event the holder of any such mortgage or deed of trust shall so elect, its mortgage or deed of trust shall, upon the terms required by such holder, be subordinate to this Lease. Notwithstanding any of the foregoing, so long as the Tenant is not in default hereunder, the Tenant shall not be disturbed in its possession of the Premises during the full term of this Lease. The Tenant agrees to execute such further documents in addition to this Lease as may be desired by the Landlord or by the holder of any first-position mortgage or deed of trust with respect to the subordination arrangement that is provided for above.

        12.2. Attornment. In the event any proceedings are brought for foreclosure of, or in the event of the exercise of the power of sale under, any mortgage or deed of trust covering the Premises, the Tenant shall attorn to the purchaser and shall recognize such purchaser as the Landlord under this Lease.

        12.3. Financing Requirements. The Tenant recognizes that the Landlord's ability from time to time to obtain mortgage loan financing for the real property of which the Premises comprise a part may in part be dependent upon the acceptability of the terms of this Lease to the lender concerned. Accordingly, the Tenant agrees that from time to time it shall, if so requested by the Landlord and if doing so will not substantially and adversely affect the Tenant's economic interests hereunder, join with the Landlord in amending this Lease so as to meet the needs or requirements of any lender which is considering making or which has made a loan secured by a mortgage or deed of trust affecting the Premises.

        12.4. Estoppel Certificates. The Tenant shall from time to time, within ten (10) business days after receiving written request therefor from the Landlord, execute, acknowledge, and deliver to the Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), (ii) certifying the date to which rent and other charges hereunder are paid in advance, (iii) acknowledging that there are no uncured defaults under this Lease on the part of the Landlord (or specifying such defaults if any are claimed), (iv) acknowledging the commencement date and termination date of the term of this Lease, (v) certifying the amount of the security deposit held by the Landlord, and (vi) stating such other information as the Landlord may request. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the real property of which the Premises are a part or any portion thereof or interest therein. The Tenant's failure to deliver any such statement within such time shall be conclusive upon the Tenant that (i) this Lease is in full force and effect, without modification except as represented by the Landlord, (ii) not more than one month's rent has been paid in advance, except as represented by the Landlord, (iii) there are no uncured defaults hereunder in the Landlord's performance, (iv) the commencement and termination dates are as represented by the Landlord, (v) the amount of the security deposit is as represented by the Landlord; and (vi) such other information requested is as represented by the Landlord.

        13.    GENERAL PROVISIONS.

        13.1. Notices. Any notice, demand, or other communication required hereunder shall be in writing and shall be sufficient for all purposes if personally delivered or if sent by certified or registered U.S. mail, return receipt requested, postage prepaid, and addressed to the Landlord or to the Tenant, as the case may be, at their respective addresses specified in Section
1.9 hereof or at such other address as either party may hereafter designate by notice to the other party as herein provided. Notices, demands, and other communications under this Lease shall be deemed to have been given and received and shall be effective when personally delivered or two (2) business days after deposited in the U.S. mail in the form herein provided, whichever first occurs.

        13.2. Taxes on Tenant's Property. The Tenant shall pay or cause to be paid, before delinquency, any and all taxes payable during or attributable to any period during the term hereof which are levied or assessed upon the Tenant's leasehold improvements, equipment, furniture, fixtures, or personal property located in the Premises. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures, and personal property shall be assessed and taxed with the Building, the Tenant shall pay to the Landlord its share of such taxes within ten (10) days after the Landlord's delivery to the Tenant of a written statement setting forth the amount of such taxes applicable to the Tenant's property.

        13.3. Limitation of Recourse. Anything in this Lease to the contrary notwithstanding, the Tenant agrees that it shall look solely to the estate and interest of the Landlord in the Property and Improvements, subject to prior rights of the holder of any mortgage or deed of trust, for the collection of any judgment (or other judicial process) requiring the payment of money by the Landlord in the event of any default or breach by the landlord with respect to any of the terms, covenants, and conditions of this Lease to be observed and/or performed by the Landlord, and no other assets of the Landlord shall be subject to levy, execution, or other procedures for the satisfaction of the Tenant's remedies.

        13.4. Surrender of Premises. At the expiration of this Lease, the Tenant shall surrender the Premises in the same condition, less reasonable wear and tear, as they were in upon delivery of possession of the Premises to the Tenant, and shall deliver all keys to the Landlord. Before surrendering the Premises, the Tenant shall remove all of its personal property and trade fixtures. The Tenant shall restore and repair all damage occasioned by or resulting from the removal of such property and fixtures. If the Tenant fails to remove its personal property and fixtures upon the expiration of this Lease, the same shall be deemed abandoned and shall, at the election of the Landlord, become the property of the Landlord. In the event the Landlord does not elect to treat the abandoned property as property of the Landlord, the Landlord shall have the right to remove the Tenant's property and fixtures and store the same, at the Tenant's cost and expense, or cause the same to be disposed of at the cost and expense of the Tenant.

        13.5. Tenant to Notify Landlord of Damage, Accidents, or Defects. The Tenant shall give immediate notice to the Landlord in case of fire or other physical damage or accidents in the Premises or the Building in which the Premises are located or in areas adjacent to the Premises. The Tenant shall also give immediate notice to the Landlord of any defects in the Premises, in the Building in which the Premises are located, or in areas adjacent to the Premises, and in any fixtures or equipment.

        13.6. Waiver. The waiver by the Landlord of the breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition. The subsequent acceptance of rent by the Landlord shall not be deemed to be a waiver of any preceding default by the Tenant of any term, covenant, or condition of this Lease, other than the failure of the Tenant to pay the particular rent so accepted, regardless of the Landlord's knowledge of such preceding default at the time of acceptance of such rent.

        13.7. Multiple Parties Tenant. If there is or comes to be more than one party that constitutes the Tenant hereunder: (a) Their obligations shall be joint and several; and (b) any notice required or permitted to be given to the Tenant may be given by or to any one of such parties and shall have the same force and effect as if given by or to all of such parties.

        13.8. Quiet Enjoyment. The Landlord covenants and agrees that if the Tenant pays the annual rent, additional rent, and other charges herein provided and shall perform all of the covenants and agreements herein stipulated to be performed on the Tenant's part, the Tenant shall, at all times during said term, have the peaceable and quiet enjoyment and possession of said Premises without any manner of hindrance from the Landlord or any persons lawfully claiming through or under the Landlord, except as to such portion of the demised Premises as shall be taken under the power of eminent domain.

        13.9. Entire Agreement and Amendments. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understandings pertaining to any of such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on either party until fully executed by both.

        13.10. Inability to Perform. In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lockouts, other labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, or other reason not the fault of the party delayed, then performance of the action in question shall be excused for the period of delay and the period for the performance of such act shall be extended for a period equivalent to the period of such delay. The provisions of this Section 13.10 shall not, however, operate to excuse the Tenant from the prompt payment of rent, additional rent, or any other payments required by the terms of this Lease.

        13.11. Authority of Signatories. Each person executing this Lease on behalf of the Tenant individually and personally represents and warrants that he is duly authorized to execute and deliver the same on behalf of the entity for which he is signing (whether it be a corporation, general or limited partnership, or otherwise), and that this Lease is binding upon said entity in accordance with its terms.

        13.12. Attorneys' Fees. If any action is brought to recover any rent or other amount under this Lease, or because of any default under or to enforce or interpret any of the provisions of this Lease, or for recovery of possession of the Premises, the party prevailing in such action shall be entitled to recover from the other reasonable attorneys' fees (including those incurred in connection with any appeal or bankruptcy proceedings), the amount of which shall be fixed by the court and made a part of any judgment rendered.

        13.13. Sale of Premises by Landlord. In the event of any sale or transfer by the Landlord of the real property of which the Premises are a part, the Landlord shall be entirely freed and relieved of all liability under any and all of its covenants and obligations contained in this Lease arising out of any act, occurrence, or omission occurring after the consummation of such sale or transfer.

        13.14. Brokers. The Tenant warrants that it has had no dealings with any real estate brokers or agents in connection with this Lease, excepting only any persons named in Section 1.10 hereof, and that it knows of no other real estate broker or agent who may be entitled to a commission in connection with this Lease. The Tenant agrees to indemnify the Landlord from and against any and all commissions, fees, and compensation that may be due to or claimed by any real estate broker or agent (other than any person named in Section 1.10 hereof, if such person was retained by the Landlord) in connection with this Lease, and from and against all costs, expenses, and attorneys' fees which the Landlord may incur as a result of any such claim.

        13.15. Holding Over. Any holding over after the expiration of the term of this Lease with the consent or approval of the Landlord shall be construed to be a tenancy from month to month at the rents herein specified (pro rated on a monthly basis) and shall otherwise be on the terms herein specified so far as possible.

        13.16. Interpretation. The Tenant shall not record this Lease or any memorandum or short form hereof without the written consent of the Landlord. Any provision of this Lease which may prove to be invalid shall in no way affect or invalidate any other provision hereof, and such other provision shall be valid to the maximum extent permitted by law. The headings and titles of the various provisions of this Lease shall have no effect upon the construction or interpretation of any part hereof. As used in this Lease, the singular shall include the plural, the plural shall include the singular, the whole shall include each part thereof, any gender shall include both other genders, and the term "person" shall include any individual, partnership (general or limited), limited liability company, association, trust, or corporation or any combination of the foregoing. The covenants and conditions herein contained shall, subject to the provisions of Section 10 hereof, apply to and bind the heirs, personal representatives, successors, and assigns of the parties hereto. Time is the essence of this Lease and of each and all of its provisions in which performance is a factor. This Lease shall be governed by and construed in accordance with the internal substantive laws of the State of Utah.

        13.17. No Smoking Building. In order to maintain building indoor air quality, the Building has been designated a non-smoking building. Any variation to this policy must be approved in writing by the Landlord, and must be in accordance with the Utah Indoor Clean Air Act or any amendment thereto.

        IN WITNESS WHEREOF, the Landlord and the Tenant have executed this Lease as of the day and year first above written.

LANDLORD:                                      TENANT:

GENEVA ROCK PRODUCTS, INC.,                    Beehive Insurance Agency,
a Utah corporation,                            a Utah corporation,


By __________________________________          By _____________________________
      Albert T. Schellenberg                         Its ______________________
      Vice President

                                    GUARANTY


        FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of inducing GENEVA ROCK PRODUCTS, INC., a Utah corporation (hereinafter the "Landlord"), to enter into the foregoing Lease Agreement for office space in that certain office building located at 302 West 5400 South, Salt Lake City, Salt Lake County, Utah with Beehive Insurance Agency, a Utah corporation (hereinafter the "Tenant", whether one or more), the undersigned unconditionally guarantees to the Landlord the full, prompt, and complete payment and performance by the Tenant of all of the terms, obligations, covenants, and conditions of said Lease to be paid, kept, or performed by the Tenant, including the payment of all rent, additional rent, and other charges thereunder. This is a guaranty of prompt payment and not of collection. The undersigned shall pay all of the Landlord's expenses, including attorneys' fees, incurred in enforcing the obligations of the Tenant under said Lease or in enforcing this Guaranty.

        The undersigned hereby waive all requirements of notice of acceptance of this Guaranty and all requirements of notice of default or non-performance by the Tenant. The obligations of the undersigned under this Guaranty shall remain fully binding although the Landlord may have waived one or more defaults by the Tenant, extended the time of performance by the Tenant, modified or amended said Lease, released, returned, or misapplied other collateral given as additional security (including other guaranties), or released the Tenant from the performance of its obligations under said Lease. In the event any right of action accrues to the Landlord under said Lease, the Landlord may, at its option, proceed directly against the undersigned without first having commenced any action, first having pursued any remedy, or first having obtained any judgment, against the Tenant.

        If this Guaranty is signed by more than one person, their obligations shall be joint and several, and the release of one guarantor shall not release any other guarantor. This Guaranty shall inure to the benefit of the Landlord and its successors and assigns and shall be binding upon the undersigned and their respective heirs, personal representatives, successors, and assigns.

        EXECUTED by the undersigned guarantor(s) as of the ____ day of _______________, 19____.

           ----------------------             ---------------------------------

           ----------------------             ---------------------------------

                                    EXHIBIT C


                         BUILDING RULES AND REGULATIONS


        1. All loading and unloading of goods shall be done through the loading dock designated for use by tenants of the Building and their invitees, and shall be done only at such times designated for such purposes by the Landlord. The deliveries shall then be carted to the basement of the Building and taken to their destination via the freight elevator. No other elevators shall be used for deliveries without prior approval from the Landlord.

        2. No freight deliveries will be permitted through the Main Lobby without prior approval from the Landlord. In addition, such deliveries will not be permitted during business hours as defined in the Lease. Arrangements for delivery transport through the Main Lobby must be scheduled with the Landlord at least 24 hours prior to the time use of the Main Lobby is expected.

        3. Unless special arrangements have been made with the Landlord, delivery personnel are not allowed exclusive use of the freight elevator. Arrangements for exclusive use of the freight elevator must be scheduled with the Landlord at least 24 hours prior to the time use of the freight elevator is required.

        4. The delivery or shipping of merchandise, supplies, and fixtures, to and from the Demised Premises, shall be subject to such rules and regulations as the Landlord deems necessary for the proper operation of the Building.

        5. No aerial shall be erected on the roof or exterior walls of the Demised Premises, or on the grounds, without, in each instance, the written consent of the Landlord. Any aerial so installed without such written consent shall be subject to removal without notice by the Landlord, and at the Tenant's expense.

        6. No loud speakers, televisions, electronic equipment, radios, or other devices shall be used in manner so as to be heard or seen outside of the Demised Premises without the prior written consent of the Landlord.

        7. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no refuse of any kind shall be thrown therein. The expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by the Tenant, who shall, or whose employees, agents, or invitees shall, have caused it.

        8. The Tenant may choose to use non-standard lighting in the Demised Premises. However, the Tenant will be responsible to pay the difference in bulb replacement costs and the number of hours that bulb will burn when compared with the standard lighting bulb cost and life of that bulb.

        9.     Surge suppressors are required on all copiers.

        10. No canvassing, soliciting, or peddling shall be permitted in the Building. Please report any violation immediately to the Landlord.

        11. The Landlord reserves the right to approve all telecommunications carriers that may be granted access to the Building.

                                    EXHIBIT D


                               JANITORIAL SERVICES


        The cleaning specifications are as follows:

        The Main Lobby area will be maintained by the Landlord's personnel. This area will be maintained in keeping with a Class B office building on a daily basis (Monday through Friday). The landscaping will be well taken care of in the appropriate seasons.

1.      SERVICES OF ELEVATORS, LOBBIES, AND CORRIDORS

        A.     Daily Services:

               1.     Vacuum all carpet.  Clean carpet as needed.
               2.     Clean drinking fountain tops, sides, and fronts.

        B.     Elevators Inside:

               1.     Vacuum daily.
               2.     Keep elevator thresholds clean.
               3.     Clean light covers as needed.
               4.     Clean metal around buttons as needed.
               5.     Clean walls and doors as needed.

2.      OFFICE AREAS

        A.     Daily Services:

               1.     Empty all trash cans.
               2.     Mop all spills on resilient floors.
               3.     Vacuum all carpet.
               4.     Daily clean sinks, tables, and counters.
               5.     Clean all drinking fountains.

        B.     Weekly Services:

               1.     Dust all desk tops.
               2.     WE WILL NOT CLEAN TERMINALS, COMPUTERS, OR CALCULATORS.
               3. Dust all horizontal surfaces, shelves, and molding that cannot be reached without using a ladder.

3.      RESTROOM SERVICES

        A.     Daily Services:

               1.      Empty and remove trash.
               2.      Replenish supplies (towels, toilet paper, soap, bags).
               3. Mop floor with a germicidal cleaner, including toilet and urinal surfaces.
               4. Clean all horizontal surfaces with disinfectant strength germicidal cleansers.

               5.      Keep walls clean.
               6.      Clean mirrors.

4.      STAIRWAYS AND CORRIDORS LEADING TO STAIRWAYS

        A.     As Needed Services:

               1.     Remove trash.
               2.     Mop floors and/or vacuum carpet.

5.      WINDOWS

        A.     Clean inside and outside of windows semi-annually.



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